HIGHLAND FUNDS II

Highland Small-Cap Equity Fund (the “Fund”)

Supplement dated July 1, 2022 to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated January 31, 2022, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus, the Prospectus and the SAI and should be read in conjunction with the Summary Prospectus, the Prospectus and the SAI. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus, the Prospectus and the SAI.

Important Notice Regarding Change in Investment Policy

On June 3, 2022, the Board of Trustees of Highland Funds II (the “Board”), on behalf of the Fund, approved certain changes related to the repositioning of the Fund’s investment strategy such that it will seek to invest primarily in securities that the Fund’s investment adviser expects to benefit from a climate tech strategy.

Specifically, the Board approved the following changes to be effective on, or about, September 1, 2022:

(1) a change of the Fund’s name to the “NexPoint Climate Tech Fund”;

(2) corresponding changes to the Fund’s principal investment strategies and principal risks to reflect that the Fund will invest at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, of climate tech companies, plus borrowing for investment purposes;

(3) a change of the Fund’s benchmark index from the Standard & Poor’s Small-Cap 600 Index to the MSCI ACWI Index; and

(4) the addition of Scott Johnson as a portfolio manager of the Fund.

There is no change to the Fund’s investment adviser in connection with the foregoing changes.

These changes will be submitted as part of a revised Summary Prospectus, Prospectus and SAI for review by the staff of the Securities and Exchange Commission (the “SEC”), which are expected to be filed on or about July 1, 2022. Subject to revisions in response to comments from the SEC, it is anticipated that the revised Summary Prospectus, Prospectus and SAI will become effective on or about September 1, 2022. Following this effective date, shareholders will receive an updated Summary Prospectus which will include additional disclosure regarding the Fund’s clean tech strategy.

Accordingly, effective on or about, September 1, 2022, it is anticipated that the following disclosure changes will take effect:

(1)

All references to “Highland Small-Cap Equity Fund” and “Small Cap-Equity Fund” in the Summary Prospectus, Prospectus, and SAI will be replaced with “NexPoint Climate Tech Fund” and “Climate Tech Fund,” respectively.

(2)	On page 2 of the Summary Prospectus and on page 2 of the Prospectus, the following disclosure will be replaced under the heading “Principal Investment Strategies”:

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in equity securities, such as common and preferred stocks, of climate tech companies, plus borrowing for investment purposes. This investment policy is not fundamental and may be changed by the Fund without shareholder approval upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objective.

The Fund defines “climate tech” as technologies and business models that act to decarbonize the energy, transport, buildings and infrastructure, industry, and agriculture sectors. The Fund defines a climate tech company as one that the Adviser believes provides or benefits from technology solutions to solve environmental challenges, primarily focusing on climate change. Companies involved in climate-tech may benefit directly or indirectly from efforts to curb or mitigate effects of global climate change. Due to the evolving nature related to climate change the Adviser expects climate tech companies to be involved in a wide array of businesses. The Fund invests in companies across all market capitalizations. The Fund may invest in common stocks and preferred stocks of foreign companies, either directly or through American Depository Receipts (“ADRs”) or Global Depository Receipts (GDRs).

The portfolio managers seek to identify securities of companies with characteristics such as

•	quality management focused on generating shareholder value

•	attractive products or services

•	appropriate capital structure

•	strong competitive positions in their industries

The portfolio managers may consider selling a security when one of these characteristics no longer applies, or when valuation becomes excessive and more attractive alternatives are identified. The portfolio manager seeks to diversify the portfolio across geographies, and industries.

The Fund may borrow for investment purposes. To the extent the Fund borrows and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The Fund may invest in securities issued by real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate.

The Fund may also sell securities short and use futures and options to gain short exposure. The Adviser will vary the Fund’s long and short exposures over time based on its assessment of market conditions and other factors.

The Fund also may invest to a lesser extent in debt securities and foreign (non-U.S.) securities. The Fund may also invest in exchange-traded funds (“ETFs”), closed-end funds or other mutual funds. The Fund may invest without limitation in warrants and may also use derivatives, primarily swaps (including equity, variance and volatility swaps), options and futures contracts on securities, interest rates, commodities and/or currencies, as substitutes for direct investments the Fund can make. The Fund may also use derivatives such as swaps, options (including options on futures), futures, and foreign currency transactions (e.g., foreign currency swaps, futures and forwards) to any extent deemed by the Adviser to be in the best interest of the Fund, and to the extent permitted by the 1940 Act, to hedge various investments for risk management and speculative purposes. The Fund may also invest in master limited partnerships (“MLPs”), which are typically characterized as “publicly traded partnerships” that qualify to be treated as partnerships for U.S. federal income tax purposes and are principally engaged in one or more aspects of the exploration, production, processing, transmission, marketing, storage or delivery of energy-related commodities, such as natural gas, natural gas liquids, coal, crude oil or refined petroleum products (collectively, the energy industry).

(3)

On page 2 of the Summary Prospectus and on page 2 of the Prospectus, the information under the heading “Principal Risks” will be revised to remove the following: “Financial Services Sector Risk,” “Healthcare Sector Risk,” “Industry Focus Risk,” and “Small Cap Company Risk.”

(4)	On page 3 of the Summary Prospectus and on page 3 of the Prospectus, the following risk will be added under the heading “Principal Risks”:

Climate Tech Companies Risk is the risk that climate tech companies may be more volatile than companies operating in more established industries. Climate tech companies are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; changes in governmental or environmental regulation; slowdowns in new construction; and seasonal weather conditions, extreme weather or other natural disasters. Certain investments may be dependent on U.S. and foreign government policies, including tax incentives and subsidies. The above factors could also impact the ability of climate tech companies to pay dividends comparable to those paid by other technology companies. The Fund’s performance relative to the market also may be impacted by whether the climate tech sector is out of favor with investors. Similarly, the Fund’s exclusion of investments in companies other than climate tech companies may adversely affect the Fund’s relative performance at times when those other types of investments are performing well.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI FOR FUTURE REFERENCE.

HFI-HSZ-SUPP-0722